UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 2, 2024

Good Times Restaurants Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-18590	84-1133368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

651 Corporate Circle, Suite 200, Golden, CO 80401
(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (303) 384-1400

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GTIM	Nasdaq Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 2, 2024, the Company announced it has appointed Ms. Keri August as the Company’s Senior Vice President of Finance and Accounting. In such role, Ms. August will oversee all finance and accounting responsibilities for the Company.

Ms. August, age 48, has over twenty-seven years of finance and accounting experience.  From August 2023 through the date of her appointment, Ms. August was a consultant for the Company assisting with finance and accounting functions. From April 2022 to July 2023, she was a Vice President FAO (Finance and Accounting Outsourcing) at InfoSync Services, a professional services organization providing restaurant- and hospitality-industry finance and accounting outsourcing services; and from September 2011 to April 2022 held progressive accounting leadership roles at InfoSync Services.  Prior to her service with Infosync Services, Ms. August served in a variety of individual and supervisory finance and accounting roles within the hospitality and manufacturing industries, and began her career as an auditor with EY after graduating from Missouri Southern State College.

In connection with Ms. August’s appointment, the Company’s Board of Directors approved a grant of 10,000 restricted stock units, which will cliff vest on the third anniversary of the date of grant, subject to Ms. August’s continuous employment with the Company. The grant is subject to the terms of the Company’s 2018 Omnibus Equity Incentive Plan.

There are no family relationships between Ms. August and any of the officers or directors of the Company.

There are no related party transactions with Ms. August that are reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description

99.1*	Press Release dated January 2, 2024

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD TIMES RESTAURANTS INC.
Date: January 2, 2024	By:
Ryan M. Zink
President and Chief Executive Officer

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